Exhibit 10.7

[EMPLOYEE]	Option Number:
[EMPLOYEE ID]	Plan:
[ADDRESS]	Grant Date:

GRANT OF STOCK OPTION

On this      day of                      (the “Grant Date”), Amgen Inc., a Delaware corporation (the “Company”), pursuant to its Amended and Restated 1999 Equity Incentive Plan (the “Plan”), which is incorporated herein by reference, has this day granted to you, the optionee named above, an option to purchase (Number of Shares) shares of the $.0001 par value common stock of the Company (“Common Stock”) pursuant to the terms hereof this option. This option is intended to qualify as an “incentive stock option” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).

The provisions of your option are as follows:

I. Subject to the terms and conditions of this option, on each anniversary of the Grant Date (each, a “Vesting Date”) the Ratable Amount (as defined below) of this option shall vest, provided that you have remained continuously and actively employed with the Company or an Affiliate of the Company (as defined in the Plan) through each applicable Vesting Date. This option may only be exercised for whole shares of Common Stock, and the Company shall be under no obligation to issue any fractional shares of Common Stock to you. Subject to the limitations contained herein, this option shall be exercisable with respect to each installment on or after the applicable Vesting Date. Notwithstanding anything herein to the contrary, the vesting schedule may be accelerated (by notice in writing) by the Company in its sole discretion at any time during the term of this option. In addition, vesting may be suspended by the Company in its sole discretion during a leave of absence as provided from time to time according to Company policies and practices. For purposes of this option, the “Ratable Amount” shall mean a whole number of shares of Common Stock equal to the number of shares of Common Stock covered by this option divided by four (4) to which fractional shares of Common Stock resulting from this calculation shall be combined into whole shares of Common Stock and added to the forgoing calculation to vest on the Vesting Date indicated:

No. Fractional Shares per Ratable Amount	Vesting Date
0.25	One (1) whole share of Common Stock on Fourth (4th) anniversary
0.50	One (1) whole share of Common Stock on each of Second (2nd) and Fourth (4th) anniversary
0.75	One (1) whole share of Common Stock on each of Second (2nd), Third (3rd) and Fourth (4th) anniversary

II.     (1) The per share exercise price of this option is $(Grant Price), being not less than the fair market value of the Common Stock on the date of grant of this option.

(2) To the extent permitted by applicable statutes and regulations, payment of the exercise price per share is due in full upon exercise of all or any part of each installment which has become exercisable by you by means of (i) cash or a check or (ii) any cashless exercise procedure through the use of a brokerage arrangement approved by the Company. However, if at the time of exercise, the Company’s Common Stock is publicly traded and quoted regularly in the Wall Street Journal, payment of the exercise price may be made by delivery of already-owned shares of Common Stock of a value equal to the exercise price of the shares of Common Stock for which this option is being exercised. The already-owned shares must have been owned by you for the period required to avoid a charge to the Company’s reported earnings and owned free and clear of any liens, claims, encumbrances or security interests. Payment may also be made by a combination of cash and already-owned Common Stock.

III. Notwithstanding anything to the contrary contained herein, this option may not be exercised unless the shares issuable upon exercise of this option are then registered under the Securities Act of 1933, as amended (the “Act”), or, if such shares are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Act.

IV. The term of this option commences on the date hereof and, unless sooner terminated as set forth below or in the Plan, terminates on the seventh (7th) anniversary of the date of this option (the “Expiration Date”). This option shall terminate prior to the Expiration Date as follows: three (3) months after the termination of your employment with the Company or an Affiliate of the Company (as defined in the Plan) for any reason or for no reason unless:

(1) such termination of your employment is due to your Permanent and Total Disability (as defined below), in which case the option shall terminate on the earlier of the Expiration Date or twelve (12) months after termination of your employment and the vesting schedule of unvested portions of options will be accelerated to vest, subject to your execution of a general release and waiver in a form provided by the Company, as of the day preceding such termination of your employment with respect to options scheduled to vest between and including the date of such termination of your employment and: (i) if you have been employed by the Company and/or an Affiliate of the Company for less than five (5) full years, December 31 of the first year following the year in which such termination occurs, or (ii) if you have been employed by the Company and/or an Affiliate of the Company for five (5) or more full years, all options awarded hereunder;

(2) such termination of your employment is due to your death, in which case the option shall terminate on the earlier of the Expiration Date or eighteen (18) months after your death and the vesting schedule of unvested portions of options will be accelerated to vest as of the day preceding your death with respect to options scheduled to vest between and including the date of such termination of your employment and: (i) if you have been employed by the Company and/or an Affiliate of the Company for less than five (5) full years, options that are scheduled to vest December 31 of the first year following the year in which such termination occurs, or (ii) if you have been employed by the Company and/or an Affiliate of the Company for five (5) or more full years, all options awarded hereunder;

(3) during any part of such three (3) month period, this option is not exercisable solely because of the condition set forth in paragraph III above, in which event this option shall not terminate until the earlier of the Expiration Date or until it shall have been exercisable for an aggregate period of three (3) months after the termination of your employment;

(4) exercise of this option within three (3) months after termination of your employment with the Company or with an Affiliate would result in liability under Section 16(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), in which case this option will terminate on the earlier of: (i) the tenth (10th) day after the last date upon which exercise would result in such liability; or (ii) six (6) months and ten (10) days after the termination of your employment with the Company or an Affiliate; or

(5) such termination of your employment is due to your voluntary termination and such voluntary termination is not the result of Permanent and Total Disability (as defined below) after you are at least sixty (60) years of age and have been an employee of the Company and/or an Affiliate of the Company for at least fifteen (15) consecutive years (“Voluntary Termination”), in which case this option shall terminate on the earlier of the Expiration Date or eighteen (18) months after termination of your employment and the vesting schedule of unvested portions of this option will be accelerated to vest, subject to your execution of a general release and waiver in a form provided by the Company, as of the day preceding your Voluntary Termination with respect to all options awarded hereunder.

However, in any and all circumstances and except to the extent the vesting schedule has been accelerated by the Company in its sole discretion during the term of this option or as a result of your Permanent and Total Disability or death as provided in paragraphs IV(1) or IV(2) above, respectively, or as a result of your Voluntary Termination as provided in paragraph IV(5) above, this option may be exercised following termination of your employment only as to that number of shares as to which it was exercisable on the date of termination of your employment under the provisions of paragraph I of this option. For purposes of this option, (i) “termination of your employment” shall mean the last date you are either an employee of the Company or an Affiliate or engaged as a consultant or director to the Company or an Affiliate, and (ii) “Permanent and Total Disability” shall have the meaning ascribed to such term under Section 22(e)(3) of the Code and with such permanent and total disability being certified prior to termination of your employment by (i) the Social Security Administration, (ii) the comparable governmental authority applicable to an Affiliate of the Company, (iii) such other body having the relevant decision-making power applicable to an Affiliate of the Company, or (iv) an independent medical advisor appointed by the Company in its sole discretion, as applicable, in any such case.

V.     (1) To the extent specified above, this option may be exercised by delivering a Notice of Exercise of Stock Option form, together with the exercise price to the Secretary of the Company, or to such other person as the Company may designate, during regular business hours, together with such additional documents as the Company may then require pursuant to Article II, subparagraph 5(f) of the Plan.

(2) As a condition to the issuance of shares upon the exercise of this option, the Company may require you to: (i) enter an arrangement providing for the payment by you to the Company of any tax withholding obligation of the Company arising by reason of: (a) the exercise of this option; (b) the lapse of any substantial risk of forfeiture of which the shares are subject at the time of exercise; or (c) the disposition of shares acquired upon such exercise; and (ii) agree to notify the Company in writing within fifteen (15) days after the date of any disposition of any of the shares of Common Stock issued upon exercise of this option that occurs within two (2) years after the date of this option grant or within one (1) year after such shares of Common Stock are transferred upon exercise of this option.

VI. This option is not transferable, except by will or the laws of descent and distribution, and is exercisable during your life only by you except as set forth below:

(1) If you have named a Trust (as defined in the Plan) as beneficiary of this option, this option may be exercised by the Trust after your death; and

(2) All or a portion of this option may be transferred to an Alternate Payee (as defined in the Plan) if required by the terms of a QDRO (as defined in the Plan), as further described in the Plan.

VII. This option is not an employment or service contract and nothing in this option shall be deemed to create in any way whatsoever any obligation on your part to continue in the employ or service of the Company, or of the Company to continue your employment or service with the Company.

VIII. Any notices provided for in this option or the Plan shall be given in writing and shall be deemed effectively given upon receipt or, in the case of notices delivered by the Company to you, five (5) days after deposit in the United States mail, postage prepaid, addressed to you at the address specified above or at such other address as you hereafter designate by written notice to the Secretary of the Company.

IX. This option is subject to all the provisions of the Plan and its provisions are hereby made a part of this option, including without limitation the provisions of Article II, paragraph 5 of the Plan relating to option provisions, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of this option and those of the Plan, the provisions of the Plan shall control.

X. The terms of this option shall be governed by the laws of the State of Delaware without giving effect to principles of conflicts of laws.

XI. Notwithstanding the foregoing, the Company may not take any actions hereunder, that would violate the Act, the Exchange Act, the Code, or any other securities or tax or other applicable law or regulation. Notwithstanding anything to the contrary contained herein, the shares issuable upon exercise of this option shall not be issued unless such shares are then registered under the Act, or, if such shares are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Act.

XII. By electing to accept this option, you acknowledge receipt of this option and hereby confirm your understanding that the terms set forth in this option constitute, subject to the terms of the Plan, which terms shall control in the event of any conflict between the Plan and this option, the entire agreement and understanding of the parties with respect to the matters contained herein and supersede any and all prior agreements, arrangements and understandings, both oral and written, between the parties concerning the subject matter of this option. The Company may, in its sole discretion, decide to deliver any documents related to options awarded under the Plan or future option that may be awarded under the Plan by electronic means or request your consent to participate in the Plan by electronic means. You hereby consent to receive such documents by electronic delivery and agree to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.

Very truly yours,

AMGEN INC.

By
Duly authorized on behalf of the Board of Directors

[EMPLOYEE]	Option Number:
[EMPLOYEE ID]	Plan:
[ADDRESS]	Grant Date:

GRANT OF STOCK OPTION

On this      day of                      (the “Grant Date”), Amgen Inc., a Delaware corporation (the “Company”), pursuant to its Amended and Restated 1999 Equity Incentive Plan (the “Plan”), which is incorporated herein by reference, has this day granted to you, the optionee named above, an option to purchase (Number of Shares) shares of the $.0001 par value common stock of the Company (“Common Stock”) pursuant to the terms hereof this option. This option is not intended to qualify and will not be treated as an “incentive stock option” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).

The provisions of your option are as follows:

I. Subject to the terms and conditions of this option, on each anniversary of the Grant Date (each, a “Vesting Date”) the Ratable Amount (as defined below) of this option shall vest, provided that you have remained continuously and actively employed with the Company or an Affiliate of the Company (as defined in the Plan) through each applicable Vesting Date. This option may only be exercised for whole shares of Common Stock, and the Company shall be under no obligation to issue any fractional shares of Common Stock to you. Subject to the limitations contained herein, this option shall be exercisable with respect to each installment on or after the applicable Vesting Date. Notwithstanding anything herein to the contrary, the vesting schedule may be accelerated (by notice in writing) by the Company in its sole discretion at any time during the term of this option. In addition, vesting may be suspended by the Company in its sole discretion during a leave of absence as provided from time to time according to Company policies and practices. For purposes of this option, the “Ratable Amount” shall mean a whole number of shares of Common Stock equal to the number of shares of Common Stock covered by this option divided by four (4) to which fractional shares of Common Stock resulting from this calculation shall be combined into whole shares of Common Stock and added to the forgoing calculation to vest on the Vesting Date indicated:

No. Fractional Shares per Ratable Amount	Vesting Date
0.25	One (1) whole share of Common Stock on Fourth (4th) anniversary
0.50	One (1) whole share of Common Stock on each of Second (2nd) and Fourth (4th) anniversary
0.75	One (1) whole share of Common Stock on each of Second (2nd), Third (3rd) and Fourth (4th) anniversary

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II.     (1) The per share exercise price of this option is $(Grant Price), being not less than the fair market value of the Common Stock on the date of grant of this option.

(2) To the extent permitted by applicable statutes and regulations, payment of the exercise price per share is due in full upon exercise of all or any part of each installment which has become exercisable by you by means of (i) cash or a check or (ii) any cashless exercise procedure through the use of a brokerage arrangement approved by the Company. However, if at the time of exercise, the Company’s Common Stock is publicly traded and quoted regularly in the Wall Street Journal, payment of the exercise price may be made by delivery of already-owned shares of Common Stock of a value equal to the exercise price of the shares of Common Stock for which this option is being exercised. The already-owned shares must have been owned by you for the period required to avoid a charge to the Company’s reported earnings and owned free and clear of any liens, claims, encumbrances or security interests. Payment may also be made by a combination of cash and already-owned Common Stock.

III. Notwithstanding anything to the contrary contained herein, this option may not be exercised unless the shares issuable upon exercise of this option are then registered under the Securities Act of 1933, as amended (the “Act”), or, if such shares are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Act.

IV. The term of this option commences on the date hereof and, unless sooner terminated as set forth below or in the Plan, terminates on the seventh (7th) anniversary of the date of this option (the “Expiration Date”). This option shall terminate prior to the Expiration Date as follows: three (3) months after the termination of your employment with the Company or an Affiliate of the Company (as defined in the Plan) for any reason or for no reason unless:

(1) such termination of your employment is due to your Permanent and Total Disability (as defined below), in which case the option shall terminate on the earlier of the Expiration Date or twelve (12) months after termination of your employment and the vesting schedule of unvested portions of options will be accelerated to vest, subject to your execution of a general release and waiver in a form provided by the Company, as of the day preceding such termination of your employment with respect to options scheduled to vest between and including the date of such termination of your employment and: (i) if you have been employed by the Company and/or an Affiliate of the Company for less than five (5) full years, December 31 of the first year following the year in which such termination occurs, or (ii) if you have been employed by the Company and/or an Affiliate of the Company for five (5) or more full years, all options awarded hereunder;

(2) such termination of your employment is due to your death, in which case the option shall terminate on the earlier of the Expiration Date or eighteen (18) months after your death and the vesting schedule of unvested portions of options will be accelerated to vest as of the day preceding your death with respect to options scheduled to vest between and including the date of such termination of your employment and: (i) if you have been

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employed by the Company and/or an Affiliate of the Company for less than five (5) full years, options that are scheduled to vest December 31 of the first year following the year in which such termination occurs, or (ii) if you have been employed by the Company and/or an Affiliate of the Company for five (5) or more full years, all options awarded hereunder;

(3) during any part of such three (3) month period, this option is not exercisable solely because of the condition set forth in paragraph III above, in which event this option shall not terminate until the earlier of the Expiration Date or until it shall have been exercisable for an aggregate period of three (3) months after the termination of your employment;

(4) exercise of this option within three (3) months after termination of your employment with the Company or with an Affiliate would result in liability under Section 16(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), in which case this option will terminate on the earlier of: (i) the tenth (10th) day after the last date upon which exercise would result in such liability; or (ii) six (6) months and ten (10) days after the termination of your employment with the Company or an Affiliate; or

(5) such termination of your employment is due to your voluntary termination and such voluntary termination is not the result of Permanent and Total Disability (as defined below) after you are at least sixty (60) years of age and have been an employee of the Company and/or an Affiliate of the Company for at least fifteen (15) consecutive years (“Voluntary Termination”), in which case this option shall terminate on the earlier of the Expiration Date or eighteen (18) months after termination of your employment and the vesting schedule of unvested portions of this option will be accelerated to vest, subject to your execution of a general release and waiver in a form provided by the Company, as of the day preceding your Voluntary Termination with respect to all options awarded hereunder.

However, in any and all circumstances and except to the extent the vesting schedule has been accelerated by the Company in its sole discretion during the term of this option or as a result of your Permanent and Total Disability or death as provided in paragraphs IV(1) or IV(2) above, respectively, or as a result of your Voluntary Termination as provided in paragraph IV(5) above, this option may be exercised following termination of your employment only as to that number of shares as to which it was exercisable on the date of termination of your employment under the provisions of paragraph I of this option. For purposes of this option, (i) “termination of your employment” shall mean the last date you are either an employee of the Company or an Affiliate or engaged as a consultant or director to the Company or an Affiliate, and (ii) “Permanent and Total Disability” shall have the meaning ascribed to such term under Section 22(e)(3) of the Code and with such permanent and total disability being certified prior to termination of your employment by (i) the Social Security Administration, (ii) the comparable governmental authority applicable to an Affiliate of the Company, (iii) such other body having the relevant decision-making power applicable to an Affiliate of the Company, or (iv) an independent medical advisor appointed by the Company in its sole discretion, as applicable, in any such case.

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V.     (1) To the extent specified above, this option may be exercised by delivering a Notice of Exercise of Stock Option form, together with the exercise price to the Secretary of the Company, or to such other person as the Company may designate, during regular business hours, together with such additional documents as the Company may then require pursuant to Article II, subparagraph 5(f) of the Plan.

(2) As a condition to the issuance of shares upon the exercise of this option, the Company may require you to enter an arrangement providing for the payment by you to the Company of any tax withholding obligation of the Company arising by reason of: (a) the exercise of this option; (b) the lapse of any substantial risk of forfeiture of which the shares are subject at the time of exercise; or (c) the disposition of shares acquired upon such exercise.

VI. This option is not transferable, except by will or the laws of descent and distribution, and is exercisable during your life only by you except as set forth below:

(1) If you have named a Trust (as defined in the Plan) as beneficiary of this option, this option may be exercised by the Trust after your death; and

(2) All or a portion of this option may be transferred to an Alternate Payee (as defined in the Plan) if required by the terms of a QDRO (as defined in the Plan), as further described in the Plan.

VII. This option is not an employment or service contract and nothing in this option shall be deemed to create in any way whatsoever any obligation on your part to continue in the employ or service of the Company, or of the Company to continue your employment or service with the Company.

VIII. Any notices provided for in this option or the Plan shall be given in writing and shall be deemed effectively given upon receipt or, in the case of notices delivered by the Company to you, five (5) days after deposit in the United States mail, postage prepaid, addressed to you at the address specified above or at such other address as you hereafter designate by written notice to the Secretary of the Company.

IX. This option is subject to all the provisions of the Plan and its provisions are hereby made a part of this option, including without limitation the provisions of Article II, paragraph 5 of the Plan relating to option provisions, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of this option and those of the Plan, the provisions of the Plan shall control.

X. The terms of this option shall be governed by the laws of the State of Delaware without giving effect to principles of conflicts of laws.

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XI. Notwithstanding the foregoing, the Company may not take any actions hereunder, that would violate the Act, the Exchange Act, the Code, or any other securities or tax or other applicable law or regulation. Notwithstanding anything to the contrary contained herein, the shares issuable upon exercise of this option shall not be issued unless such shares are then registered under the Act, or, if such shares are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Act.

XII. By electing to accept this option, you acknowledge receipt of this option and hereby confirm your understanding that the terms set forth in this option constitute, subject to the terms of the Plan, which terms shall control in the event of any conflict between the Plan and this option, the entire agreement and understanding of the parties with respect to the matters contained herein and supersede any and all prior agreements, arrangements and understandings, both oral and written, between the parties concerning the subject matter of this option. The Company may, in its sole discretion, decide to deliver any documents related to options awarded under the Plan or future option that may be awarded under the Plan by electronic means or request your consent to participate in the Plan by electronic means. You hereby consent to receive such documents by electronic delivery and agree to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.

Very truly yours,

AMGEN INC.

By
Duly authorized on behalf of the Board of Directors

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